BERKSHIRE HILLS BANCORP™


Berkshire Bank-America's Most Exciting Bank™

www.JoinTheExcitement.com

Sandler O'Neill
East Coast Financial Services Conference
November 10 – 12, 2010

BERKSHIRE HILLS BANCORP

Berkshire Bank-America's Most Exciting Bank



Kevin P. Riley
Executive Vice President, CFO
Phone: (413) 236-3195
Email: kriley@berkshirebank.com



David H. Gonci
Investor Relations Officer
Phone: (413) 281-1973
Email: dgonci@berkshirebank.com



Michael P. Daly
President and CEO
Phone: (413) 236-3194
Email: mdaly@berkshirebank.com

P.O. Box 1308, Pittsfield, MA 01202 – Executive Offices – 66 West Street, Pittsfield, MA 01201

Banking · Insurance · Investments · Wealth Management

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the proposed merger of Berkshire and Rome Bancorp, Inc. ("Rome"). These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire and Rome, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, adverse legislative and regulatory changes, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire files with the Securities and Exchange Commission.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

The proposed transaction will be submitted to Rome Bancorp Inc. stockholders for their consideration. Berkshire will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Rome Bancorp and a Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction with the SEC. Stockholders of Rome are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about Berkshire and Rome at the SEC's Internet site (www.sec.gov).

Berkshire and Rome and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Rome in connection with the proposed merger. Information about the directors and executive officers of Berkshire is set forth in the proxy statement, dated March 26, 2010, for Berkshire's 2010 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of Rome is set forth in the proxy statement, dated April 1, 2010, for Rome's 2010 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus when it becomes available

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger costs. These measures are commonly used by investors in evaluating business combinations and financial condition.

Berkshire Hills Bancorp

- Regional bank with $2.8 billion in assets
- 41 Financial Centers in three states - Massachusetts, New York and Vermont
- Provides banking, insurance, investment and wealth management products
- Experienced / energetic management team
- Solid growth
- Growing earnings
- Strong asset quality


VT
NH
MA
NY
CT
RI

Attractive Markets

Berkshire County and Vermont – Worlds' Top Destinations

- Rated #5 (Vermont) and #7 (Berkshire) in the world by National Geographic Traveler (December 2009)
- Ratings based on environment, culture, history, aesthetic appeal, tourism and outlook

New York's Tech Valley – World Technology Hub

- Centered on Albany, total investment of $13 billion and growing
- Nanotechnology research – SUNY, Rensselaer, IBM
- Global Foundries – building $6.5 billion cutting edge chip plant
- International Sematech global consortium relocated from Austin, TX

Springfield – Crossroads of New England

- Hartford – Springfield second largest economic center in New England
- Proximity to New York and Boston



Solid Nine Month Results

- 6% Annualized loan growth
- 11% Annualized commercial loan growth
- 6% Annualized deposit growth
- 10% Growth in net interest income
- 3.30% Q3 net interest margin
- 29% Growth in loan and deposit fee income
- 25% Growth in 9 month net income, year-over-year

Note: Data is for nine months ended September 30, 2010, unless otherwise noted. Balance sheet growth is annualized based on year-to-date changes. Income statement comparisons are to the same period of the prior year, unless otherwise noted.

Strong Asset Quality

- 0.69% Non-performing assets / assets
- 0.43% Net charge-offs / average loans
- 0.31% Accruing delinquent loans / loans
- 58% Reduction in non-performing loans
- 194% Allowance / non-performing loans

*Note: Data as of and for the nine months ended September 30, 2010

Business Lines

- Retail Banking
  - De Novo
  - Small business
  - Private Banking
- Insurance
  - Consolidation
  - New products
  - Lines of business alignment
- Commercial Banking
  - Lending teams
  - Asset Based Lending
  - Cash Management
- Wealth Management
  - Reorganization
  - Out-sourcing
  - Relationship management

Acquisition Strategies

- Target northeast markets
- Earnings per share accretive
- Double digit return on investment
- Moderate tangible book value dilution
- Improved financial metrics
- Maintenance of strong capital
- Prudent asset quality marks



Why Invest in Berkshire Hills Bancorp?

- Strong growth from organic, de novo, product and acquisition strategies
- Improving financial performance
- Solid capital, core funding and strong asset quality
- Positioned to be regional consolidator in attractive markets
- Experienced executive team
- Attractive stock price multiples
- Distinctive brand and culture as *America's Most Exciting Bank*[sm]

Financial Performance and Goals

Exhibit A

Ahead of plan through nine months of 2010

	2007	2008	2009	Guidance 2010	Long Term Financial Goals
Revenue growth	23%	21%	-8%	9%	10%+
Net interest margin	3.26%	3.44%	3.00%	3.25%+	3.50%+
Fee income/Total revenue	30%	28%	29%	28%	35%+
Efficiency ratio	63%	61%	73%	70%	55%
Pretax, Pre-provision ROA	1.02%	1.40%	0.75%	0.95%	1.70%+
ROA	0.60%	0.87%	-0.60%	0.50%+	1.00%+
ROE	4.69%	6.47%	-3.90%	3.50%+	10.00%+
Core EPS	$1.90	$2.06	$ (1.20)	$0.99	$2.00+

Note: GAAP EPS was ($1.52) in 2009 due to TARP dividends and restructuring charges. GAAP EPS was $1.44 in 2007 due to acquisition and restructuring changes. Guidance metrics are approximate. Guidance and goals exclude M&A deal expenses.

Exhibit B

Pro Forma Combined Balance Sheet – Berkshire & Rome

as of September 30, 2010 (in millions)	Berkshire	Rome	Pro Forma Combined
Cash and investments	$ 452	$ 34	$ 458
Total loans	2,054	278	2,327
Allowance for loan losses	(32)	(3)	(32)
Net loans	2,022	275	2,295
Goodwill and intangibles	174	-	193
All other assets	150	23	174
Total assets	$ 2,798	$ 332	$ 3,120
Total deposits	$ 2,069	$ 227	$ 2,297
Borrowings	309	38	348
Other liabilities	37	5	43
Total equity	383	62	432
Total liabilities and equity	$ 2,798	$ 332	$ 3,120

Note: Pro forma combined includes purchase accounting estimates and impacts of merger consideration and transaction costs

Diversified Revenues and Regional Presence

Exhibit C

Target record revenues of $107 million in 2010

Diversified Revenues


Banking Fees
& Other
14%
Insurance
11%
Wealth
Management
4%
Net Interest
Income
71%

Expanding Regional Presence


New York
11%
Vermont
14%
Springfield
31%
Berkshire
County
44%

Bank Revenue Mix

Note: Revenue based on first half of 2010. Regional bank revenues exclude wealth management.

Loan Mix Managed for Quality Growth

Exhibit D

- Double digit organic commercial loan growth
- Diversify commercial loan exposure
- Running off indirect auto
- Strong credit disciplines
- All lending is to relationships in Berkshire's Northeast market


(Millions)
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,699
$1,944
$2,007
$1,962
$2,054
14%
31%
11%
44%
2006
2007
2008
2009
2010 Q3
Commercial Mtg
C&I
Residential
Consumer

Note: Data is as of period end.

Exhibit E

Diversified Commercial Loan Exposure


Total Commercial Loans = $1.1 Billion
As of September 30, 2010
Other CRE Non Owner Occupied 16%
CRE Owner Occupied 14%
Commercial & Industrial (Including ABL) 20%
Residential Construction 3%
Other Construction 7%
Apartments & Dwellings 7%
Lodging 11%
Commercial Real Estate Rental 22%

BERKSHIRE HILLS BANCORP™

Berkshire Bank-America's Most Exciting Bank™

If you have any questions, please contact:

David Gonci
Investor Relations Officer
(413) 281-1973
dgonci@berkshirebank.com

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